CMG ENHANCED S&P 500 INDEX FUND

                                (the "Fund")
                  Supplement to Prospectus dated December 1, 2004

     1. The section "MANAGEMENT: MANAGEMENT FEES AND PORTFOLIO MANAGERS" for the Fund is revised in its entirety and replaced with the following:


     Vikram J. Kuriyan, PhD, a portfolio manager of Columbia Management, is the manager for the Fund and has managed the Fund since June, 2005. Dr. Kuriyan has been associated with Columbia Management or its predecessors since January, 2000.





SUP-47/88024-0605                                                June 21, 2005